(4)




July 3, 2000





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:


 We have read the statements made by the below-noted Funds (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR, as part of each of the below-noted Fund's Form N-SAR for the period ending subsequent to the date of this letter. We agree with the statements concerning our Firm to be included in such Form N-SARs.
                                                Commission
                           Fund                     File Number

Active Assets California Tax-Free Trust             33-41685
Active Assets Institutional Money Trust             333-91725
Active Assets Government Securities Trust           2-71558
Active Assets Money Trust                         2-71560
Active Assets Premier Money Trust                   333-91727
Active Assets Tax-Free Trust                      2-71559
Morgan Stanley Dean Witter Aggressive Equity Fund 333-39579 Morgan Stanley Dean Witter 21st Century Trend Fund 333-88703 Morgan Stanley Dean Witter American Opportunities Fund2-66269
Morgan Stanley Dean Witter Balanced Growth Fund   33-56853
Morgan Stanley Dean Witter Balanced Income Fund   3-56851
Morgan Stanley Dean Witter California Insured Municipal Income
Trust                          33-54606
Morgan Stanley Dean Witter California Quality Municipal
Securities                     33-59282
Morgan Stanley Dean Witter California Tax-Free Daily Income
Trust                          33-21803
Morgan Stanley Dean Witter California Tax-Free Income Fund 2-
91103
Morgan Stanley Dean Witter Capital Growth Securities33-32519 Morgan Stanley Dean Witter Competitive Edge Fund 333-38297 Morgan Stanley Dean Witter Convertible Securities Trust 2-97963
Morgan Stanley Dean Witter Developing Growth Securities Trust
2-81151
                                                Commission
                           Fund                     File Number

Morgan Stanley Dean Witter Diversified Income Trust 33-44782 Morgan Stanley Dean Witter Dividend Growth Securities Inc. 2-70423
Morgan Stanley Dean Witter Equity Fund              333-49585
Morgan Stanley Dean Witter European Growth Fund Inc. 33-33530 Morgan Stanley Dean Witter Federal Securities Trust 33-10363 Morgan Stanley Dean Witter Financial Services Trust 333-16177
Morgan Stanley Dean Witter Fund of Funds            333-30765
Morgan Stanley Dean Witter Global Dividend Growth Securities
33-59004
Morgan Stanley Dean Witter Global Utilities Fund 33-50907 Morgan Stanley Dean Witter Government Income Trust 33-18699
Morgan Stanley Dean Witter Growth Fund              33-45450
Morgan Stanley Dean Witter Hawaii Municipal Trust 33-58175
Morgan Stanley Dean Witter Health Science Trust   33-48189
Morgan Stanley Dean Witter High Income Advantage Trust   33-
15361
Morgan Stanley Dean Witter High Income Advantage Trust II  33-
23013
Morgan Stanley Dean Witter High Income Advantage Trust III 33-
25764
Morgan Stanley Dean Witter High Yield Securities Inc.    2-
64782
Morgan Stanley Dean Witter Income Builder Fund    333-01995
Morgan Stanley Dean Witter Income Securities Inc.   2-46859
Morgan Stanley Dean Witter Information Fund       33-87472
Morgan Stanley Dean Witter Insured California Municipal
Securities                     33-50713
Morgan Stanley Dean Witter Insured Municipal Bond Trust  33-
33631
Morgan Stanley Dean Witter Insured Municipal Income Trust  33-
46371
Morgan Stanley Dean Witter Insured Municipal Securities  33-
50663
Morgan Stanley Dean Witter Insured Municipal Trust 33-43096 Morgan Stanley Dean Witter Intermediate Income Securities33-24245
Morgan Stanley Dean Witter International Fund     333-66203
Morgan Stanley Dean Witter International SmallCap Fund   33-
53295
Morgan Stanley Dean Witter Japan Fund               333-00437
Morgan Stanley Dean Witter Latin American Growth Fund 33-46515 Morgan Stanley Dean Witter Limited Term Municipal Trust 33-62158
Morgan Stanley Dean Witter Liquid Asset Fund Inc.   2-53856
                                                Commission
                           Fund                     File Number

Morgan Stanley Dean Witter Market Leader Trust    333-15813
Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
333-43135
Morgan Stanley Dean Witter Mid-Cap Equity Trust   33-63685
Morgan Stanley Dean Witter Municipal Income Opportunities Trust
33-22764
Morgan Stanley Dean Witter Municipal Income Opportunities Trust
II                             33-27712
Morgan Stanley Dean Witter Municipal Income Opportunities Trust
III                            33-33598
Morgan Stanley Dean Witter Municipal Income Trust   33-15283
Morgan Stanley Dean Witter Municipal Income Trust II 33-20697 Morgan Stanley Dean Witter Municipal Income Trust III 33-29765 Morgan Stanley Dean Witter Municipal Premium Income Trust33-25605
Morgan Stanley Dean Witter Natural Resource Development
Securities Inc.2-70421
Morgan Stanley Dean Witter New Discoveries Fund   333-37936
Morgan Stanley Dean Witter New York Municipal Money Market
Trust                          33-32763
Morgan Stanley Dean Witter New York Quality Municipal
Securities                     33-59248
Morgan Stanley Dean Witter New York Tax-Free Income Fund 2-
95664
Morgan Stanley Dean Witter Next Generation Trust 333-82729 Morgan Stanley Dean Witter North American Government Income
Trust                          33-46049
Morgan Stanley Dean Witter Pacific Growth Fund Inc.   33-35541
Morgan Stanley Dean Witter Prime Income Trust     333-67701
Morgan Stanley Dean Witter Quality Municipal Income Trust  33-
46372
Morgan Stanley Dean Witter Quality Municipal Investment Trust
33-43000
Morgan Stanley Dean Witter Quality Municipal Securities  33-
59284
Morgan Stanley Dean Witter Real Estate Fund       333-68077
Morgan Stanley Dean Witter S&P 500 Index Fund     333-29721
Morgan Stanley Dean Witter S&P 500 Select Fund    333-56609
Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
2-84376
Morgan Stanley Dean Witter Short-Term Bond Fund   33-50857
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust  33-
41187
Morgan Stanley Dean Witter Small Cap Growth Fund  33-48765
Morgan Stanley Dean Witter Special Value Fund     333-06935
Morgan Stanley Dean Witter Strategist Fund          33-23669



                                                Commission
                           Fund                     File Number

Morgan Stanley Dean Witter Tax-Exempt Securities Trust   2-
66268
Morgan Stanley Dean Witter Tax-Free Daily Income Trust   2-
67087
Morgan Stanley Dean Witter Tax-Managed Growth Fund 333-93935 Morgan Stanley Dean Witter Total Market Index Fund 333-74337
Morgan Stanley Dean Witter Total Return Trust     33-81012
Morgan Stanley Dean Witter U.S. Government Money Market Trust
2-74980
Morgan Stanley Dean Witter U.S. Government Securities Trust  2-
86966
Morgan Stanley Dean Witter Utilities Fund           33-18983
Morgan Stanley Dean Witter Value Fund               333-58643
Morgan Stanley Dean Witter Value-Added Market Series 33-14629 Morgan Stanley Dean Witter World Wide Income Trust 33-26375 Morgan Stanley Dean Witter Multi-State Municipal Series Trust 33-37562
Morgan Stanley Dean Witter Select Dimensions Investment Series
33-54047
Morgan Stanley Dean Witter Variable Investment Series 2-82510
TCW/DW Term Trust 2000                            33-64472
TCW/DW Term Trust 2002                            33-51482
TCW/DW Term Trust 2003                            33-57252


Very truly yours,



PricewaterhouseCoopers LLP